SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 1, 2004

Date of Report

(Date of earliest event reported)

SumTotal Systems, Inc.

(Exact name of Registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-50640	42-1607228
(Commission File No.)	(IRS Employer Identification Number)

2444 Charleston Road

Mountain View, California 94043

(Address of Principal Executive Offices)

(650) 934-9500

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

Attached hereto as Exhibit 99.1 and incorporated by reference herein is financial information for SumTotal Systems, Inc. for the quarter ended September 30, 2004 and forward-looking statements relating to the fourth quarter of 2004 as presented in a press release of November 1, 2004. The information in this report shall not be incorporated by reference into any registration statement heretofore or hereafter filed under the Securities Act of 1933, as amended. The information in this report shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended.

Item 9.01. Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits

99.1	Earnings release of Registrant dated November 1, 2004*

*	Furnished, not filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 1, 2004

SumTotal Systems, Inc

By:	/s/ Neil J. Laird
Name:	Neil J. Laird
Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

(a) Financial Statements of Businesses Acquired

Not applicable.

(b) Pro Forma Financial Information

Not applicable.

(c) Exhibits

99.1	Registrant’s Earnings Release dated November 1, 2004